Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Rocket Loans, LLC (the “Sponsor”) RKTL Depositor LLC (the “Depositor”) 1050 Woodward Avenue Detroit, Michigan 48226	22 October 2026

Re:	RKTL 2026-4 (the “Issuer”)
Asset-Backed Notes, Series 2026-4 (the “Notes”) and Asset-Backed Certificates, Class R, Series R-1 and Series R-2 (the “Certificates,” together with the Notes, the “Securities”)
Sample Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Depositor, Citigroup Global Markets Inc., U.S. Bancorp Investments, Inc., Goldman Sachs & Co. LLC and Truist Securities, Inc. (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of unsecured, fixed-rate personal loans (the “Portfolio Loans”) relating to the Issuer’s securitization transaction.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report.  No other party acknowledged the appropriateness of the procedures.  Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report (each as applicable), the Sponsor, on behalf of the Depositor, provided us with:
a.	Electronic data files (collectively, the “Provided Data Files”):
i.
Labeled “RKTL 2026_4 Securitization tape_ EY (09232026).xlsx” and the corresponding record layout and decode information (the “Preliminary Data File”) that the Sponsor, on behalf of the Depositor, indicated contains information as of the close of business on or around 22 September 2026 (the “Preliminary Cut-Off Date”) relating to certain unsecured, fixed-rate personal loans (the “Preliminary Portfolio Loans”) that are expected to be representative of the Portfolio Loans and

ii.
Labeled “IndicativePipeline9-23 - Updated (1).csv” and the corresponding record layout and decode information (the “Updated Preliminary Data File”) that the Sponsor, on behalf of the Depositor, indicated contains information as of the Preliminary Cut-Off Date relating to the Preliminary Portfolio Loans,

b.	Imaged copies of the following items (collectively, the “Source Documents”):
i.	The promissory note or other related documents (collectively, the “Promissory Note”),
ii.	Certain printed screen shots of the borrower income summary information or other related documents (collectively, the “Income Summary”),
iii.	Certain printed screen shots of the borrower income verification information or other related documents (collectively, the “Income Verification”) and
iv.	Certain borrower credit reports or other related documents (collectively, the “Credit Report”)
that the Sponsor, on behalf of the Depositor, indicated relate to the Sample Loans (as defined in Attachment A),
c.
An electronic data file labeled “2026_4_Securitization___EY_Tape (Sampled Loans 09222026).csv” and the corresponding record layout and decode information (the “Accounts Validation Data File,” together with the Source Documents, the “Sources”) that the Sponsor, on behalf of the Depositor, indicated contains information as of the Preliminary Cut-Off Date relating to the Sample Loans,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Provided Data Files, which is shown on Exhibit 1 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Provided Data Files is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing certain information that is further described in Attachment A.  The Depositor is responsible for the Subject Matter, Provided Data Files, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sources or any other information provided to us, or that we were instructed to obtain, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Portfolio Loans or Portfolio Loans, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions or methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”).  An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed.  We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter or on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Portfolio Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,
ii.	The value of the collateral securing the Portfolio Loans,
iii.	Whether the originator(s) of the Portfolio Loans complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Portfolio Loans that would be material to the likelihood that the issuer of the Securities will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed‑upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties.  It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

22 October 2026

Attachment A
Procedures performed and our associated findings

1.
As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 150 Preliminary Portfolio Loans from the Preliminary Data File (the “Sample Loans”).  For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Loans or the methodology they instructed us to use to select the Sample Loans from the Preliminary Data File.

For the purpose of the procedures described in this report, the 150 Sample Loans are referred to as Sample Loan Numbers 1 through 150.

2.
For each Sample Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Sources, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A.  The Source(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  Except for the information shown on Exhibit 2 to Attachment A (collectively, the “Sample Characteristic Differences”), all such compared information was found to be in agreement.

3.
For each unsecured, fixed-rate personal loan on the Preliminary Data File and Updated Preliminary Data File, we compared the loan number, as shown on the Preliminary Data File, to the corresponding loan number, as shown on the Updated Preliminary Data File, and noted that:

a.	All of the Preliminary Portfolio Loans were included on both the Preliminary Data File and Updated Preliminary Data File and
b.	No unsecured, fixed-rate personal loans other than the Preliminary Portfolio Loans were included on the Preliminary Data File or Updated Preliminary Data File.

4.
For each Sample Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information, as shown on the Updated Preliminary Data File.  Except for the information shown on Exhibit 3 to Attachment A and described in the succeeding paragraph of this Item, all such compared information was found to be in agreement.

Each Sample Loan corresponding to the Sample Characteristic Differences had a different remaining term Sample Characteristic, as shown on the Preliminary Data File, than on the Updated Preliminary Data File.  As instructed by the Sponsor, on behalf of the Depositor, for each Sample Loan corresponding to the Sample Characteristic Differences, we compared the remaining term Sample Characteristic, as shown on the Updated Preliminary Data File, to the corresponding information located on the Accounts Validation Data File.  All such compared information was found to be in agreement.  Except as described herein, we performed no procedures to determine the accuracy, completeness or reasonableness of the updated information on the Updated Preliminary Data File.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Preliminary Data File Field Name	Source(s)

Loan number	LoanID	Promissory Note
Original loan balance	OriginalBalance	Promissory Note
Original term	OriginalTerm	Promissory Note
Maturity date	StaticMaturityDate	Promissory Note
Borrower state	State	Promissory Note
Interest rate	InterestRate	Promissory Note
Current loan balance	UnpaidPrincipalBalance	Accounts Validation Data File
Remaining term	RemainingTerm	Accounts Validation Data File
Loan origination date	OriginationDate	Promissory Note
Scheduled monthly payment amount	OriginalMonthlyPayment	Promissory Note
Loan status	DaysPastDue	Accounts Validation Data File
Pricing credit score	PricingCreditScore	Credit Report
Borrower income	annualIncome	Income Summary or Income Verification

Notes:

i.	The loan number Sample Characteristic is for identification purposes only.

ii.	For the purpose of comparing the maturity date and loan origination date Sample Characteristics, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- one day.

iii.	For the purpose of comparing the loan status Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a loan status:
a.	Of “0,” as shown on the Preliminary Data File, if the corresponding loan status, as shown on the Accounts Validation Data File, was “Current” and
b.	Other than “0,” as shown on the Preliminary Data File, if the corresponding loan status, as shown on the Accounts Validation Data File, was “Late.”

iv.
For the purpose of comparing the pricing credit score Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to use the higher of the FICO score and VantageScore score, both as shown in the Credit Report.

Exhibit 1 to Attachment A

v.
For the purpose of comparing the borrower income Sample Characteristic for each Sample Loan (except for Sample Loan Numbers 24, 42, 59, 74, 79, 102, 104, 134, 140 and 149) the Sponsor, on behalf of the Depositor, instructed us to use the Income Summary as the Source.

For the purpose of comparing the borrower income Sample Characteristic for Sample Loan Numbers 24, 42, 59, 74, 79, 102, 104, 134, 140 and 149, the Sponsor, on behalf of the Depositor, instructed us to use the Income Verification as the Source.

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $6.00 or less.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Loan Number	Sample Characteristic	Preliminary Data File Value	Source Value

4	Remaining term	36	34

12	Remaining term	60	58

18	Remaining term	36	35

21	Remaining term	60	58

25	Remaining term	60	59

28	Remaining term	60	58

34	Remaining term	36	35

43	Remaining term	60	59

44	Remaining term	60	59

48	Remaining term	60	59

63	Remaining term	60	58

64	Remaining term	60	59

66	Remaining term	60	59

67	Remaining term	60	58

68	Remaining term	36	34

70	Remaining term	60	59

75	Remaining term	60	59

76	Remaining term	60	59

77	Remaining term	36	34

Exhibit 2 to Attachment A

Sample Loan Number	Sample Characteristic	Preliminary Data File Value	Source Value

94	Remaining term	60	59

95	Remaining term	60	58

98	Remaining term	60	59

102	Remaining term	60	58

106	Remaining term	60	58

112	Remaining term	36	35

114	Remaining term	60	58

115	Remaining term	60	58

118	Remaining term	60	59

125	Remaining term	60	59

126	Remaining term	60	58

127	Remaining term	60	58

130	Remaining term	60	58

132	Remaining term	60	59

135	Remaining term	60	59

136	Remaining term	60	58

138	Remaining term	36	34

141	Remaining term	60	59

145	Remaining term	60	59

Exhibit 3 to Attachment A
Sample Characteristic Difference
Between the Preliminary Data File and Updated Preliminary Data File

Sample Loan Number	Sample Characteristic	Preliminary Data File Value	Updated Preliminary Data File Value

54	Remaining term	36	35